SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   OCTOBER 29, 1998


                  MARCUS CABLE COMPANY, L.L.C.
             MARCUS CABLE OPERATING COMPANY, L.L.C.
                MARCUS CABLE CAPITAL CORPORATION
              MARCUS CABLE CAPITAL CORPORATION II
              MARCUS CABLE CAPITAL CORPORATION III
   (Exact name of registrants as specified in their charters)


     DELAWARE       33-81088 & 33-67390 & 33-93808     75-2337471
     DELAWARE                 33-81088-01              75-2495706
     DELAWARE                 33-67390-01              75-2546077
     DELAWARE                 33-81088-02              75-2546713
     DELAWARE                 33-93808-01              75-2599586
(State or other      (Commission File Number)       (I.R.S. Employer
jurisdiction of                                    Identification No.)
incorporation
or organization)


     2911 TURTLE CREEK BOULEVARD, SUITE 1300
               DALLAS, TEXAS                              75219-6257
          (Address of principal executive offices)        (Zip Code)

                         (214) 521-7898
      (Registrants' telephone number, including area code)





                          Page 1 of 17
                  Index to Exhibits on Page 5
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ITEM 5.  OTHER EVENTS.

     On October 6, 1998, Marcus Cable Properties, Inc. ("Marcus") entered into a management consulting agreement with Charter Communications, Inc. ("Charter") pursuant to which Charter will provide management, marketing and operational assistance to Marcus and its subsidiaries under the supervision and ultimate control of Marcus and the holders of the licenses for a period of one year.
In consideration for the management consulting services provided by Charter, Marcus shall pay to Charter an annual fee equal to 3% of the gross revenues of the cable systems, plus expenses. Jeffrey A. Marcus remains as the Chairman of Marcus and Jerald L. Kent, President, CEO and Director of Charter will become the President and CEO of Marcus.
Thomas P. McMillin, an Executive Vice President and the CFO, Louis A. Borrelli, Jr., and Executive Vice President and the COO and Richard A.B. Gleiner, a Senior Vice President and the General Counsel of Marcus have all resigned. For information regarding the agreement, reference is made to the attached Exhibit 20.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     20.1      Management Consulting Agreement dated October 6,
               1998.

                                 2

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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    MARCUS CABLE COMPANY, L.L.C.
                    (Registrant)

                    By:  Marcus Cable Properties, L.L.C., its
                         general partner,

                         By:  Marcus Cable Properties, Inc., its
                              general partner,

October 29, 1998              By:  /s/ John P. Klingstedt, Jr.
                                   John P. Klingstedt, Jr.
                              Its: Senior Vice President and
                                   Controller of Marcus Cable
                                   Properties, Inc. (Principal
                                   Accounting Officer)

                    MARCUS CABLE OPERATING COMPANY, L.L.C.
                    (Registrant)

                    By:  Marcus Cable Company, L.L.C., its general
                         partner,

                         By:  Marcus Cable Properties, L.L.C., its
                              general partner,

                              By:  Marcus Cable Properties, Inc., its
                                   general partner,

October 29, 1998              By:  /s/ John P. Klingstedt, Jr.
                                   John P. Klingstedt, Jr.
                              Its: Senior Vice President and
                                   Controller of Marcus Cable
                                   Properties, Inc. (Principal
                                   Accounting Officer)

                    MARCUS CABLE CAPITAL CORPORATION
                    (Registrant)

October 29, 1998         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller of
                              Marcus Cable Capital Corporation
                              (Principal Accounting Officer)

                                 3

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                    MARCUS CABLE CAPITAL CORPORATION II
                    (Registrant)

October 29, 1998         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller of
                              Marcus Cable Capital Corporation II
                              (Principal Accounting Officer)

                    MARCUS CABLE CAPITAL CORPORATION III
                    (Registrant)

October 29, 1998         By:  /s/ John P. Klingstedt, Jr.
                              John P. Klingstedt, Jr.
                         Its: Senior Vice President and Controller of
                              Marcus Cable Capital Corporation III
                              (Principal Accounting  Officer)

                                  4

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
                          INDEX TO EXHIBITS


Exhibit                                                      Page
Number     Description                                       Number
           20.1     Management Consulting Agreement dated
                    October 6, 1998                           6

                                 5

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                                                        Exhibit 20.1

                    MANAGEMENT CONSULTING AGREEMENT


               THIS MANAGEMENT CONSULTING AGREEMENT, dated as of October 6, 1998, by and between MARCUS CABLE PROPERTIES, INC., a Delaware corporation ("Operator"), and CHARTER COMMUNICATIONS, INC., a __________ Delaware corporation ("Manager");
                         W I T N E S S E T H:
               WHEREAS, Operator operates and manages cable television systems (each individually a "System" and collectively the "Systems") in various markets in the United States (each individually a "Market" and collectively the "Markets"); and
               WHEREAS, affiliates of Operator hold licenses issued by the Federal Communications Commission ("FCC") and local franchising authorities ("LFA's") authorizing (i) the operation of cable antenna relay systems used in the operation of the Systems and the offering of cable television services, and (ii) the operation of the Systems within the
Markets (collectively the "Licenses"); and
               WHEREAS, Manager has expertise in the provision and marketing of cable television systems that Operator believes will assist in the effective operation of the Systems; and
               WHEREAS, Operator wishes Manager to provide management, marketing and operational assistance, under the supervision and ultimate control of Operator and the holders of the Licenses and consistent with all relevant policies and regulations of the FCC and the LFA's, in the operation of the Systems, so as to serve efficiently Operator's customers and enhance the value of the Systems; and
               WHEREAS, Manager, acting as purchaser of certain services on its own behalf and in its capacity as Manager of the Systems, can purchase certain commonly used equipment and services in a more cost-effective manner than either Operator or Manager can do on its own;
               NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto do hereby agree as follows:
                                 6

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               1.   Defined Terms.  As used herein, the following terms shall
have the following meanings:
               "Gross Revenues" for any period shall mean the gross revenues for such period as determined, for purposes of preparation of its financial statements, in accordance with generally accepted accounting principles, consistently applied.
               "Person" shall mean any individual, corporation, association, limited liability company, partnership, joint venture, trust, estate or other entity or organization.
               "Reimbursable Expenses" shall mean out-of-pocket costs and expenses incurred by Manager in performing services hereunder, including, without limitation, travel expenses and any funds paid or applied by Manager for the benefit or on behalf of the Systems. The cost of Manager's general overhead expenses and time charges for employees of Manager shall not be included in "Reimbursable Expenses."
               "Term" shall mean the term of this Agreement as set forth in
Section 8.
               2. Management Services. Manager shall provide overall management and consulting services to Operator in connection with the management and operation of the Systems, under the ultimate direction and control of Operator and the holders of the Licenses. In connection therewith, Manager shall provide the management consulting services necessary to assist Operator in the oversight and direction of the operation of the Systems in accordance with good business practices; provided that Operator shall control the implementation of any such advice received from Manager and shall be fully responsible for the day-to-day operation of the Systems. Such management consulting services shall include the following:
     i) Advice and consultation regarding administrative, bookkeeping, billing, credit, collection, insurance, purchasing, clerical and such other general services as may be necessary to the administration of the Systems;
     ii) Review of financial performance, subscriber matters, and performance relative to budget, bank relations, and other financial policy matters;

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     iii) Consultation and advice regarding operational, engineering, maintenance, inspection, repair, integration support, such other technical services as may be necessary to the operation of the Systems, and the continuation of pre-planned upgrades to the Systems;
     iv) Consultation and advice regarding marketing, sales, advertising and such other promotional services as may be necessary to the marketing of the Systems' offerings;
     v) Consultation and advice regarding the hiring, training and supervision of personnel to manage and operate the Systems;
     vi) Review of performance of the System's general managers and other personnel;
     vii) Consultation and advice regarding procurement and negotiation of the terms of programming, equipment, and other items needed for the operation of the Systems;
     viii) Consultation and advice in connection with any and all aspects of the Systems and the day to day operation thereof and consultation with Operator with respect to the selection of attorneys, consultants and accountants; and
     ix) such other services to Operator as to which Manager and Operator agree.
               3. Joint Purchasing Activity. Operator hereby authorizes Manager, in connection with Manager's procurement of programming services, equipment, and other goods and services for other cable television systems owned or managed by Manager, to procure such items for the benefit of the Systems when and as requested by Operator, subject to and in accordance with any terms and conditions specified by Operator to Manager from time to time.
               4. Undertakings by Operator. During the Term, Operator shall undertake and perform the following responsibilities and obligations.
     a.   Licenses.  Operator shall obtain, maintain, keep in full force

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   and effect, and comply with the terms, conditions and requirements of the Licenses, all other FCC, LFA and other licenses necessary for the operation of the Systems in the Markets, and in connection therewith comply with the Communications Act of 1934, all applicable rules and regulations promulgated thereunder and all applicable state and local rules and regulations. Operator shall provide to Manager, upon request, documentary evidence of all reports, applications, and other filings made by it with the FCC and LFA's.
     b. Operating Resources. Operator shall, except as otherwise agreed to between Manager and Operator, provide the operational personnel, equipment, funds, and other resources needed to operate the Systems. Operator acknowledges that Manager is not providing or required to provide operational personnel, and is acting solely in a supervisory and advisory capacity.
     c. Payment of Expenses. Operator shall pay all costs and expenses incurred in connection with the ownership and operation of the Systems, including, without limitation, wages, salaries and other labor costs, equipment costs, leasing costs, taxes, and third-party fees. Manager may, but shall not be required to, pay on behalf of Operator any such amounts that are due and payable but have not been paid by Operator, and Operator shall, promptly upon receipt of an invoice therefor from Manager, reimburse Manager for all amounts so paid.
               5. Information. Manager and Operator shall each provide to the other such reports and information regarding the marketing, technical, operational, business, and financial condition of the Systems as the other may from time to time reasonably require.
               6. Management Fees. In consideration for the management consulting services provided by Manager in accordance herewith, Operator shall pay to Manager an annual management fee equal to three percent
(3%) of the GrossRevenues of the Systems. In addition, Operator shall reimburse Manager for all Reimbursable Expenses incurred by Manager.

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               7.   Fee Payment Schedule and Terms.
     a. Expense Reimbursement. Manager shall provide Operator with a quarterly statement of Reimbursable Expenses incurred by Manager, and shall be reimbursed for Reimbursable Expenses incurred during such month within 15 days after receipt of the statement therefor.
     b. Quarterly Payments. Within 45 days after the end of each calendar quarter, Operator shall calculate the management fee payable for such quarter and shall notify Manager of such amount, together with documentation demonstrating in reasonable detail the data and methodology underlying calculation of such amount. Manager shall advise Operator of any dispute with respect to such calculations within 15 days after receipt of such notice. In the event of a dispute, any undisputed amounts shall be paid and the parties shall negotiate in good faith to resolve promptly any such disputes. Subject to necessary consents from Operator's lending banks, payment of quarterly management fees shall be due within 10 days after the parties agree on amounts due and payment may be delayed only as to specific items in dispute.
     c. Right to Audit. Operator shall promptly provide to Manager at Manager's request full and complete documentation maintained by Operator evidencing all revenues included in the calculation of Gross Revenues. Manager shall have the right, at Manager's sole cost and expense, to cause its independent certified public accountants annually to audit the books and records of Operator relating to the Systems. Operator shall cooperate with all reasonable requests and inquiries from such accountants in the course of the performance of such audit.
     d. Late Payment Penalties. In the event that any payments to Manager become more than fifteen (15) days past due, either due to a delay in obtaining bank consents or otherwise, Manager shall be entitled to obtain late charges at the rate of eight percent (8%) per annum on the amounts past due.

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     e.   Payment Following Termination.  Any amounts due hereunder for any periods prior to the end of the Term (as hereinafter defined) shall remain due and payable in accordance with the terms hereof, notwithstanding such termination.
               8.   Term.
     a. Definition of Term. The term of this Agreement (the "Term") shall commence on the date hereof and, unless sooner terminated in accordance herewith or extended by written agreement of Manager and Operator, shall terminate on the first anniversary hereof.
     b. Early Termination. Either party shall have the right to terminate this Agreement for any reason, without penalty, upon 30 days notice to the other party.
               9.   Representations and Warranties.
     a. Representations and Warranties by Operator. Operator represents and warrants to Manager as follows:
                    i) Operator is a corporation duly organized and validly existing under the laws of the State of Delaware and has all necessary organizational power and authority to operate the Systems.
                   ii) Affiliates of Operator hold the Licenses and are in compliance with all applicable legal and regulatory conditions and requirements of the FCC and the LFA's, and the Licenses are in full force and effect.
                  iii) This Agreement has been duly authorized by all necessary corporate action of Operator and constitutes the valid and binding agreement of Operator, enforceable against Operator in accordance with its terms, except as enforceability may be limited by laws governing bankruptcy, insolvency, and similar matters or by general principles of equity.
                   iv) This Agreement does not conflict with or constitute a breach of or default under any law, regulation, or judicial or administrative order to which Operator is subject, the Certificate

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     of Incorporation or Bylaws of Operator, the License, or any
     material contract or agreement to which Operator is a party.
     b. Representations and Warranties by Manager. Manager represents and warrants to Operator as follows:
                    i) Manager is a corporation duly organized and validly existing under the laws of the State of Delaware, and has all necessary corporate power and authority to perform its obligations under this Agreement.
                   ii) This Agreement has been duly authorized by all necessary corporate action of Manager, and constitutes the valid and binding agreement of Manager, enforceable against Manager in accordance with its terms, except as enforceability may be limited by laws governing bankruptcy, insolvency, and similar matters or by general principles of equity.
                  iii) This Agreement does not conflict with or constitute a breach of or default under any law, regulation, or judicial or administrative order to which Manager is subject, the Certificate of Incorporation or Bylaws of Manager, or any material contract or agreement to which Manager is a party.
               10.  Indemnification and Limitation of Liability.
            a. Liability of Manager. The Company shall bear any and all expenses, liabilities, losses and damages resulting from the operation of the Systems, and Manager and its respective officers, directors, employees, consultants and stockholders (collectively, the "Indemnified Persons") shall not, under any circumstances, be held liable therefor, except that Manager shall be liable for any loss or damage which results from its own gross negligence or willful misconduct.

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            b.   Indemnification.  Operator shall indemnify and hold the
   "Indemnified Persons" harmless from and against any loss, liability, damage, suit, claim or action, including without limitation any attorney's fees or legal costs incurred by Operator in the defense against any such action (collectively, "Losses"), arising out of (i) the ownership or operation by Operator of any System; (ii) any debts, obligations, or liabilities of Operator, or (iii) any action taken by any Indemnified Person, or any failure by any Indemnified Person, to take any action, in its role as manager of the System, except to the extent that such action or failure constitutes willful misconduct or gross negligence on the part of the Indemnified
   Person.
     c. Officers and Directors of Operator. None of the Officers or Directors of Operator shall be held liable for any acts or omissions of Manager.
     d. NO CONSEQUENTIAL DAMAGES. NEITHER PARTY HEREUNDER SHALL BE LIABLE TO THE OTHER FOR LOSS OF BUSINESS OR OTHER CONSEQUENTIAL DAMAGES ARISING OUT OF ANY BREACH BY SUCH PARTY OF ANY OR ALL OF ITS OBLIGATIONS UNDER THIS AGREEMENT
               11.  Assignment.
     a. Assignment by Manager. Manager shall not sell, assign, transfer, convey, or encumber in any way, its rights or obligations under this Agreement without the prior written consent of Operator, which consent shall not be unreasonably withheld; provided, however, that: (i) the foregoing shall not restrict the right of Manager to perform obligations hereunder through subcontractors, on the condition that Manager remains fully and directly liable to Operator for the performance of such obligations, and (ii) the foregoing shall not apply to the sale or transfer of all or substantially all of the stock or assets of Manager. Manager shall cause any assignee to assume its rights and obligations under this Agreement, upon which event Manager shall have no further liability hereunder;

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   provided that such assignee has a net worth at least equal to that of Manager and has a good business reputation.
     b. Assignment by Operator. Operator shall not sell, assign, transfer, convey, or encumber in any way its rights or obligations under this Agreement without the prior written consent of Operator; provided, however, that Operator shall be required to assign its rights and obligations hereunder to any Person succeeding to Operator's interest in and to the Licenses, and Operator shall cause such Person to assume such rights and obligations, upon which event Operator shall have no further liability hereunder.
               12. Notices. All notices hereunder shall be in writing and shall be deemed effective if given in person, or if delivered by facsimile transmission or by overnight delivery service maintaining records of receipt to the addresses listed below:

               If to Operator:
                                    Marcus Cable Properties, Inc.
                                    2911 Turtle Creek Blvd., Suite 1300
                                    Dallas, TX  75219
                                    Attn:  General Counsel
                                    Facsimile #:  (214) 521-3468

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               If to Manager:
                                    Charter Communications, Inc.
                                    12444 Powerscourt Drive, Suite 400
                                    St. Louis, MO  63131
                                    Attn:  Jerald L. Kent
                                    Facsimile #:  (314) 965-8793

               with a copy to:
                                    Charter Communications, Inc.
                                    12444 Powerscourt Drive, Suite 400
                                    St. Louis, MO  63131
                                    Attn:  Curtis S. Shaw
                                    Facsimile #:  (314) 968-8793


or, in each case, to such other address as such party may specify by notice to the other, given as provided above.
               13.  Miscellaneous.
     a. Exclusive Agreement. The parties hereto agree that this Agreement are the complete and exclusive statement of the agreements between the parties hereto, supersede all prior agreements, oral and written, and all other communication between the parties hereto relating to the subject matter of this Agreement.
     b. Governing Law; Jurisdiction. This Agreement shall be interpreted under the laws of the State of Missouri, without regard to the conflicts of laws provisions thereof. Each party consents to the jurisdiction and venue of the Federal and state courts located in Missouri for the resolution of any disputes arising under this Agreement, and, without limitation of any other method of service of process available under applicable law, consents to service of process upon it by written notice, given as provided in
   Section 12 hereof, in any action brought in connection with such dispute.
     c. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and, subject to
   Section 11, their respective successors and assigns, but is not intended to and does not create any rights enforceable by any other Person.

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     d.   Amendments.  No amendment to or modification of the terms of this Agreement or waiver of any rights hereunder shall be effective unless in writing and executed by the parties hereto.
     e. Relationship of the Parties. Nothing contained herein shall create any association, partnership, joint venture, or the relationship of principal and agent between the parties hereto, it being understood that the relationship of Manager to Operator is that of independent contractor, and, except as otherwise expressly provided herein, neither party hereto shall have the authority to bind the other or the other's representatives in any way.
     f. Costs. In any arbitration or litigation arising out of or connected to this Agreement, the prevailing party shall be entitled to be reimbursed for such party's reasonable attorneys' fees and costs.
     g. Inconsistent Provisions. In the event that the FCC determines that any provision of this Agreement is inconsistent with the
   Federal Communications Act of 1934, as amended, or the FCC's rules, regulations or policies (an "Inconsistent Provision"), or if regulatory or legislative action subsequent to the date hereof causes any provision of this Agreement to be an Inconsistent Provision, then the parties shall renegotiate this Agreement in good faith in order to recast this Agreement in terms that are likely to cure such defects without materially altering the benefits to be obtained by any party hereunder. If recasting this Agreement to resolve such defects is impossible, then this Agreement shall be deemed to be amended so as to delete any such Inconsistent
   Provision.
     h. Construction. As used herein, except as the context otherwise requires, the singular shall include the plural and vice versa, words of any gender shall include words of any other gender, and
   "or" is used in the inclusive sense.   Section headings are used
   herein for convenience only and do not constitute a part of or affect the meaning of this Agreement.

                                 16

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       i.   Counterparts.  This Agreement may be executed in any number of counterparts, all of which together shall constitute a single instrument.
               IN WITNESS WHEREOF each of the parties hereto has caused this Agreement to be executed at the hands of its officers, duly authorized on their behalf, as of the date first written above.

                                    MARCUS CABLE PROPERTIES, INC.



                                    By_______________________________
                                        Jeffrey A. Marcus
                                        Authorized Signatory

                                    CHARTER COMMUNICATIONS, INC.



                                    By_______________________________
                                       Curtis S. Shaw
                                       Senior Vice President
                                  17
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